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                                  SCHEDULE 14A
                                   (RULE 14a)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                  PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

Filed by the registrant  [X]

Filed by a party other than the registrant  [ ]

Check the appropriate box:
[X]  Preliminary Proxy Statement
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

                           KEITHLEY INSTRUMENTS, INC.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                           KEITHLEY INSTRUMENTS, INC.
                   (NAME OF PERSON(S) FILING PROXY STATEMENT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     (2) Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4) Proposed maximum aggregate value of transaction:

     (5) Total fee paid:

[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid: __

     (2) Form, Schedule or Registration Statement No.: __

     (3) Filing Party: __

     (4) Date Filed: __

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

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
KEITHLEY LOGO                                                 KEITHLEY INSTRUMENTS, INC.
                                                              28775 Aurora Road
                                                              Solon, Ohio 44139
                                                              (440) 248-0400
                                                              Fax (440) 248-6168

                                                               December 29, 2000

TO THE SHAREHOLDERS OF KEITHLEY INSTRUMENTS, INC.

     This year's Annual Meeting of Shareholders of Keithley Instruments, Inc. will be held at 12:00 Noon (EST), Saturday, February 17, 2001, at our corporate headquarters, 28775 Aurora Road, Solon, Ohio.

     In addition to acting on the matters outlined in the Proxy Statement, we look forward to giving you a progress report on the first quarter which will end on December 31, 2000. As in the past, there will be an informal presentation on the Company's businesses.

     We hope that you are planning to attend the Annual Meeting personally, and we look forward to seeing you. Whether or not you expect to attend in person, the return of the enclosed Proxy as soon as possible would be greatly appreciated and will ensure that your shares will be represented at the Annual Meeting. If you do attend the Annual Meeting, you may withdraw your Proxy should you wish to vote in person.

     On behalf of the Directors and management of Keithley Instruments, Inc., we would like to thank you for your continued support and confidence in the Company.

                                             Sincerely yours,

                                             /s/ Joseph P. Keithley
                                             JOSEPH P. KEITHLEY
                                             Chairman, President and Chief
                                             Executive Officer

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
KEITHLEY LOGO                 KEITHLEY INSTRUMENTS, INC.
                              28775 Aurora Road
                              Solon, Ohio 44139
                              (440) 248-0400
                              Fax (440) 248-6168

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Keithley Instruments, Inc. will be held at the Company's corporate headquarters, 28775 Aurora Road, Solon, Ohio, on Saturday, February 17, 2001, at 12:00 Noon (EST), for the following purposes:

          (1) To vote on a proposal to fix the number of Directors of the Company at nine;

          (2) To elect eight members of the Board of Directors to serve until the next annual meeting of shareholders and until their successors have been duly elected and qualified, leaving one vacancy to be filled by the Board of Directors at its discretion;

          (3) To vote on a proposal to amend the Company's Amended Articles of Incorporation to increase the authorized number of shares of the Company's capital stock to 89,000,000 shares, designating 80,000,000 shares of such authorized capital stock as Common Shares and 9,000,000 shares as Class B Common Shares;

          (4) To vote on a proposal to adopt an amendment to the Company's Amended Articles of Incorporation to eliminate cumulative voting in the election of directors; and

          (5) To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

     Only holders of Common Shares and Class B Common Shares of record at the close of business on Tuesday, December 19, 2000, are entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof.

                                            BY ORDER OF THE BOARD OF DIRECTORS,

                                            /S/ JOHN M. GHERLEIN
                                            JOHN M. GHERLEIN
                                            Secretary

December 29, 2000

           PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY.
              A RETURN ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

                           KEITHLEY INSTRUMENTS, INC.
                               28775 Aurora Road
                               Solon, Ohio 44139

                                PROXY STATEMENT
                     --------------------------------------

         ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON FEBRUARY 17, 2001

                              GENERAL INFORMATION

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Keithley Instruments, Inc. (the "Company") to be used at the Annual Meeting of Shareholders of the Company to be held on February 17, 2001, and any postponements or adjournments thereof. The time, place and purposes of the Annual Meeting are stated in the Notice of Annual Meeting of Shareholders which accompanies this Proxy Statement.

     The solicitation of proxies is made by and on behalf of the Board of Directors. The expense of soliciting proxies, including the cost of preparing, assembling and mailing the proxy materials will be borne by the Company. In addition to solicitation of proxies by mail, solicitation may be made personally and by telephone, and the Company may pay persons holding shares for others their expenses for sending proxy materials to their principals. The Company has engaged Corporate Investor Communications, Inc., at an estimated cost of $7,500, plus reimbursement of expenses, to assist in the solicitation of proxies.

     The presence of any shareholder at the Annual meeting will not operate to revoke his or her proxy. Any shareholder giving a proxy pursuant to this solicitation may revoke it by giving notice to the Company in writing or in open meeting. All properly executed Proxies received by the Board of Directors of the Company pursuant to this solicitation will be voted at the Annual Meeting, and the directions contained in such Proxies will be followed in each instance. If no directions are given, the Proxy will be voted FOR the election of the nominees listed in the Proxy and FOR the proposals set forth in the Notice.

     The close of business on December 19, 2000 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the meeting. This Proxy Statement and the accompanying President's letter, notice and Proxy, together with the Company's annual report to shareholders for the fiscal year ended September 30, 2000, are first being sent to shareholders on or about December 29, 2000.

                                 VOTING RIGHTS

     As of the close of business on December 19, 2000, there were outstanding 13,477,874 Common Shares, without par value, of the Company (the "Common Shares") and 2,163,532 Class B Common Shares, without par value, of the Company (the "Class B Common Shares"). The holders of the outstanding Common Shares on that date will be entitled to one vote for each share held and the holders of the outstanding Class B Common Shares on that date will be entitled to ten votes for each share held. Abstaining votes and broker non-votes will not count in favor of, or against, election of a nominee for Director; however, such votes will have the effect of a vote against approval of any other matter.

     The Ohio Revised Code, as it applies to the Company, provides that if notice in writing is given by any shareholder to the President, a Vice President or the Secretary of the Company not less than 48 hours before the time fixed for holding the meeting to elect directors that he or she desires the voting to elect directors to be cumulative, and an announcement of the giving of such notice is made upon the convening of the meeting by the Chairman or the Secretary or by or on behalf of the shareholder giving such notice, then each shareholder shall have cumulative voting rights in the election of Directors, enabling him or her to give one nominee for Director as many votes as is equal to the number of Directors to be elected multiplied by the number of shares in respect of which such shareholder is voting, or to distribute his or her votes on the same principle among two or more nominees, as he or she sees fit.

                             PRINCIPAL SHAREHOLDERS

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The following persons are known to the Company to be the beneficial owners of more than 5% of the voting securities of the Company as of December 19, 2000:

                                                                             CLASS B
                                              COMMON SHARES              COMMON SHARES(1)
                                         ------------------------    ------------------------
                                          NUMBER OF                   NUMBER OF                  PERCENTAGE
                                            SHARES                      SHARES                    OF TOTAL
                                         BENEFICIALLY    PERCENT     BENEFICIALLY    PERCENT       VOTING
       NAME OF BENEFICIAL OWNER             OWNED        OF CLASS       OWNED        OF CLASS      POWER
       ------------------------          ------------    --------    ------------    --------    ----------
Joseph P. Keithley.....................     119,386(2)        *       2,143,908(3)     99.1%       61.3%
I.G. Investment Management, Ltd. (4)...   2,335,400        17.3              --          --         6.7%

---------------

* Less than 1%

(1) Pursuant to the Company's Amended Articles of Incorporation, all holders of Class B Common Shares are entitled to convert any or all of their Class B Common Shares into Common Shares at any time, on a share-for-share basis.

(2) Includes Common Shares represented by options exercisable on or before February 17, 2001, by Joseph P. Keithley (41,500 shares). Such shares are deemed to be outstanding for the purpose of computing the percentage of shares outstanding owned by Mr. Keithley and his percentage of total voting power of the Company's capital stock, but are not deemed outstanding for the purpose of computing the percentage of shares held by or total voting power of any other person. Also includes 32,704 shares of restricted stock which are subject to certain vesting requirements, and 2,448 shares owned by Joseph P. Keithley's wife. Joseph P. Keithley disclaims beneficial ownership with respect to the shares owned by his wife.

(3) Includes 1,954,816 shares owned by a partnership for which Mr. Keithley serves as the general partner, and 59,092 shares owned by a trust for which Mr. Keithley serves as the trustee.

(4) Derived from information set forth on a Schedule 13F of I.G. Investment Management, Ltd. for the period ending September 30, 2000.

     The business address of Mr. Keithley is 28775 Aurora Road, Solon, Ohio 44139. The address for I.G. Investment Management, Ltd. is 447 Portage Avenue, Winnipeg, Manitoba, Canada R3C 3B6.

SECURITY OWNERSHIP OF MANAGEMENT

     The beneficial ownership of Common Shares and Class B Common Shares by each of the Company's Directors, each of the Company's executive officers named in the Summary Compensation Table and by all executive officers and Directors of the Company as a group on December 19, 2000, is set forth in the table below:

                                                                                    CLASS B
                                                  COMMON SHARES                COMMON SHARES(1)
                                            --------------------------   -----------------------------
                                              NUMBER OF                    NUMBER OF                      PERCENTAGE
                                                SHARES                       SHARES                           OF
             NAME AND ADDRESS                BENEFICIALLY     PERCENT     BENEFICIALLY      PERCENT      TOTAL VOTING
           OF BENEFICIAL OWNER                 OWNED(2)      OF CLASS        OWNED          OF CLASS       POWER(2)
           -------------------               ------------    --------     ------------      --------     ------------
Brian R. Bachman..........................      22,165            *               --            --              *
James T. Bartlett.........................      30,176            *               --            --              *
Dr. Arden L. Bement, Jr...................      44,760            *               --            --              *
James B. Griswold.........................      47,162            *               --            --              *
Leon J. Hendrix, Jr.......................      52,579            *               --            --              *
William J. Hudson, Jr.....................      27,243            *               --            --              *
Joseph P. Keithley........................     119,386            *        2,143,908(3)       99.1%          61.3%
R. Elton White............................      20,045            *               --            --              *
David H. Patricy..........................      47,350(4)         *               --            --              *
Mark J. Plush.............................      94,072(5)         *               --            --              *
Gabriel A. Rosica.........................      29,267            *               --            --              *
D. Sherman Willows........................         540            *               --            --              *
All officers and Directors as a group (13
  persons)................................     588,595          4.3        2,143,908          99.1%          62.3%

---------------

* Less than 1%

  (1) Pursuant to the Company's Amended Articles of Incorporation, all holders of Class B Common Shares are entitled to convert any or all of their Class B Common Shares into Common Shares at any time, on a share-for-share basis.

  (2) Includes Common Shares represented by options exercisable on or before February 17, 2001 by Brian R. Bachman (10,000 shares), James T. Bartlett (10,000 shares), James B. Griswold (17,500 shares), Leon J. Hendrix, Jr. (30,000 shares), William J. Hudson, Jr. (10,000 shares), Joseph P. Keithley (41,500 shares), David H. Patricy (36,750 shares), Mark J. Plush (24,000 shares), Gabriel A. Rosica (27,500 shares) and all officers and Directors as a group (234,250 shares). Such shares are deemed to be outstanding for the purpose of computing the percentage of shares outstanding owned by each of the individuals and all officers and Directors as a group and their percentage of total voting power of the Company's capital stock, respectively, but are not deemed outstanding for the purpose of computing the percentage of shares held by or total voting power of any other person. Also includes restricted shares which are subject to certain vesting requirements for Mr. Keithley (32,704 shares), Mr. Plush (23,836 shares) and all officers as a group (80,602 shares). Includes shares held under the Keithley Instruments, Inc. 1996 Outside Directors Deferred Stock Plan for the benefit of Mr. Bachman (12,165 shares), Mr. Bartlett (20,176 shares), Dr. Bement (17,160 shares), Mr. Griswold (21,482 shares), Mr. Hendrix (22,579 shares), Mr. Hudson (2,243 shares), Mr. White (20,045 shares) and Mr. Rosica (1,767 shares), as to which such persons do not have current voting rights.

  (3) Includes 1,954,816 shares owned by a partnership of which Joseph P. Keithley serves as the general partner, and 59,092 shares owned by a trust of which Mr. Keithley serves as the trustee.

  (4) Includes eight shares owned by Mr. Patricy's daughter.

  (5) Includes 2,360 shares owned by Mr. Plush's children and eight shares owned by his wife. Mr. Plush disclaims beneficial ownership with respect to the shares owned by his wife.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act"), as amended, requires the Company's directors, executive officers and holders of more than 10% of the Company's Common Shares to file with the Commission initial reports of ownership and reports of changes in beneficial ownership of Common Shares. The Company believes that during the fiscal year ended September 30, 2000, its officers, Directors and holders of more than 10% of the Company's Common Shares complied with all Section 16(a) filing requirements.

                                   ITEM ONE:
                    PROPOSAL TO FIX THE NUMBER OF DIRECTORS

     The Company's Code of Regulations provides that the number of Directors shall be fixed by the shareholders at no fewer than three. The number of Directors has been fixed at eight, and there are currently eight Directors on the Board, all of whom have been nominated for re-election. The Board believes that it would be desirable to fix the number of Directors at nine in order to have a vacancy available which could be filled by the Directors, without the time and expense involved in holding a special meeting of shareholders, should a person who could make a valuable contribution as a Director of the Company become available during the year. No decision has been made to fill the vacancy created if this proposal is approved by the shareholders.

     Under the Company's Code of Regulations, the affirmative vote of a majority of the issued and outstanding shares of the Company represented at the meeting is required for approval.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THIS PROPOSAL.

                                   ITEM TWO:
                             ELECTION OF DIRECTORS

     At the Annual Meeting, or any postponements or adjournments thereof, Common Shares and Class B Common Shares represented by proxies will be voted for the election as Directors of the eight nominees named below, unless the shareholder, by so indicating on the Proxy, instructs that such authority to vote for any one or more nominees is withheld.

     Each of the Directors to be elected at the meeting is to serve until the next Annual Meeting and until his successor shall have been duly elected and qualified. Pursuant to the Company's Amended Articles of Incorporation (the "Articles"), one-fourth (calculated to the nearest whole number) of the number of authorized Directors, which presently equals two Directors, is entitled to be elected by the Common Shares voting separately as a class. Messrs. Bartlett and Hendrix have been nominated as the Directors to be so elected by the holders of the Common Shares of the Company. The remaining six nominees are to be elected by the holders of the Common Shares and the Class B Common Shares voting together. The two nominees receiving the greatest number of votes of the Common Shares voting separately as a class, and the six other nominees receiving the greatest number of votes of the Common Shares and the Class B Common Shares voting together without regard to class, will be elected as Directors.

     If cumulative voting is in effect, the persons named in the Proxies will have full discretion and authority to vote for any one or more of the eight nominees. In the event of cumulative voting, the persons named in the Proxies will vote the shares represented by each Proxy so as to maximize the number of the Company's nominees that will be elected to the Board.

     Each of the nominees has indicated his willingness to serve as a Director, if elected. In addition, each of the nominees is presently a member of the Board of Directors. If any nominee at the time of election is unable or unwilling to serve or is otherwise unavailable for election (which contingency is not now contemplated or foreseen), it is intended that the shares represented by the Proxy will be voted for each substitute nominee as may be named by the Board of Directors.

                             NOMINEES FOR ELECTION

     Set forth below is certain information furnished with respect to each person nominated for election as a Director.

         NAME AND AGE
          OF NOMINEE                              BUSINESS EXPERIENCE                   DIRECTOR SINCE
         ------------                             -------------------                   --------------
Joseph P. Keithley               Chairman of the Board of Directors since 1991, Chief        1986
  Age 52                           Executive Officer since November 1993 and President
                                   since May 1994. Director of Brush Engineered
                                   Materials, Inc., a worldwide supplier of beryllium
                                   products, alloy products, electronic products,
                                   precious metal products and engineered material
                                   systems.
Brian R. Bachman                 Vice Chairman and Chief Executive Officer of Axcelis        1996
  Age 55                           Technologies since 2000, a leading supplier of
                                   semiconductor capital equipment. Previously Senior
                                   Vice President and Group Executive, Eaton
                                   Corporation since January 1996, responsible for
                                   hydraulics, aerospace, commercial controls, Navy
                                   controls and semiconductor equipment operations.
James T. Bartlett(1)             Managing Director since 1986 of Primus Venture              1983
  Age 63                           Partners Inc., the manager of Primus Capital Fund
                                   and Primus Capital Funds II, III, IV and V, venture
                                   capital limited partnerships. Director of Oglebay
                                   Norton Company, a provider of products and services
                                   to oil field services, chemical, steel and
                                   construction industries, and Lamson & Sessions Co.,
                                   a provider of products for the construction and
                                   telecommunications industries.
Dr. Arden L. Bement, Jr.         David A. Ross Distinguished Professor of Nuclear            1988
  Age 68                           Engineering, and Head of the School of Nuclear
                                   Engineering at Purdue University since 1998.
                                   Previously Basil S. Turner Distinguished Professor
                                   of Engineering and Director of Midwest
                                   Superconductivity Consortium at Purdue University
                                   from 1993 to 1998. Member of the Science and
                                   Technology Advisory Committee of Havmet
                                   Corporation, an Alcoa Company.
James B. Griswold(2)             Partner in the law firm of Baker & Hostetler LLP            1989
  Age 54                           since 1982.

         NAME AND AGE
          OF NOMINEE                              BUSINESS EXPERIENCE                   DIRECTOR SINCE
         ------------                             -------------------                   --------------
Leon J. Hendrix, Jr.(1)          Principal, Clayton, Dubilier & Rice, Inc., a private        1990
  Age 59                           investment firm since 1993. Chairman of Remington
                                   Arms Co., a manufacturer and marketer of firearms
                                   and ammunition. Director of NACCO Industries, Inc.,
                                   a holding company with subsidiaries that
                                   manufacture forklift trucks, small electrical
                                   appliances, mine and market lignite coal and
                                   operate specialty retail stores, Cambrex Corp., a
                                   provider of products and services to the life
                                   sciences industries, and Riverwood International
                                   Corp., a leading global provider of paperboard and
                                   paperboard packaging systems.
William J. Hudson, Jr. Age 66    Private Investor. Former President and Chief                1999
                                   Executive Officer of AMP, Inc., a leading
                                   manufacturer of electrical, electronic, fiber-optic
                                   and wireless interconnection devices from 1993 to
                                   1998. Director of Carpenter Technology Corporation,
                                   a manufacturer, fabricator, and distributor of
                                   specialty metals, and The Goodyear Tire & Rubber
                                   Company, an international company that develops,
                                   manufactures, distributes and sells tires and
                                   rubber products, and provides automotive repair
                                   services. Member of the Executive committee of the
                                   U.S. Council for International Business, Executive
                                   Committee of Team PA, Investment Committee of High
                                   Street Capital, L.L.C., and Board of the Pinnacle
                                   Health Foundation.
R. Elton White                   Private Investor. Director of Kohl's Corporation,           1994
  Age 58                           which owns specialty department stores.

---------------

(1) Elected by holders of Common Shares only.

(2) Baker & Hostetler llp served as general outside legal counsel to the Company during the fiscal year ended September 30, 2000 and is expected to render services in such capacity to the Company in the future.

                       INFORMATION REGARDING MEETINGS AND
                      COMMITTEES OF THE BOARD OF DIRECTORS

     The Board of Directors has an Executive Committee, an Audit Committee, a Compensation and Human Resources Committee and a Strategy Committee. The Board of Directors does not have a nominating committee. The Executive Committee possesses and may exercise all of the powers of the Board of Directors, to the extent permitted by law, during intervals between meetings of the Board of Directors. All actions of the Executive Committee are reported to the Board of Directors at its first meeting following such action or actions. The Audit Committee reviews the activities of the Company's independent accountants and various Company policies and practices. The Compensation and Human Resources Committee approves the grant of stock options and reviews and determines the compensation of certain key executives. The Strategy Committee reviews the appropriateness of current business and technical strategies and explores new business possibilities.

     Set forth below is the current membership of each committee of the Board, with the number of meetings held during the fiscal year ended September 30, 2000, in parentheses.

         EXECUTIVE                       AUDIT                 COMPENSATION AND HUMAN               STRATEGY
      COMMITTEE (NONE)             COMMITTEE (THREE)        RESOURCES COMMITTEE (THREE)         COMMITTEE (FOUR)
      ----------------             -----------------        ---------------------------         ----------------
Joseph P. Keithley            James T. Bartlett             R. Elton White    (Chairman)  Brian R. Bachman
     (Chairman)                  (Chairman)                                                  (Chairman)
James T. Bartlett             Brian R. Bachman              James B. Griswold             James T. Bartlett
Leon J. Hendrix, Jr.          James B. Griswold             Leon J. Hendrix, Jr.          Dr. Arden L. Bement, Jr.
                              R. Elton White                William J. Hudson, Jr.        James B. Griswold
                                                                                          Leon J. Hendrix, Jr.
                                                                                          William J. Hudson, Jr.
                                                                                          Joseph P. Keithley
                                                                                          R. Elton White

     The Board of Directors held five meetings during the fiscal year ended September 30, 2000. During that fiscal year, no Director attended fewer than 75% of the aggregate of (i) the total number of meetings of the Board of Directors held during the period he served as a Director and (ii) the total number of meetings held by committees of the Board on which he served, during the periods that he served.

     Directors who are not employees of the Company receive an annual fee of $10,000 paid in five installments. Directors receive an additional $1,000 for each Board meeting attended and, unless Chairman of a committee, $575 for each committee meeting attended, except for Executive Committee meetings for which no additional fees are paid. Each Committee Chairman who is not an employee of the Company is paid $1,150 for presiding as Chairman at a committee meeting. Directors may defer their fees under the Keithley Instruments, Inc. 1996 Outside Directors Deferred Stock Plan.

                      EXECUTIVE COMPENSATION AND BENEFITS

     The Company's compensation and benefit programs are designed to enable the Company to attract, retain and motivate the best possible employees to operate and manage the Company at all levels.

EMPLOYMENT AGREEMENTS

     Employment Agreement with Named Executive Officers of the Company. Pursuant to an employment agreement which was entered into on September 26, 1988, Joseph
P. Keithley is required to be compensated at the rate of at least $120,000 per year initially for a five-year period which ended September 26, 1993 and is automatically renewable for one-year periods thereafter. Pursuant to an employment agreement which was entered into on April 7, 1994, Mr. Plush is required to be compensated at the rate of at least $109,800 per year. Mr. Plush's agreement initially covered a three-year period and is automatically renewable for one-year periods thereafter.

EMPLOYEE BENEFIT PLANS

     Retirement Plans. The Company's United States pension plan provides retirement benefits to eligible participants who terminate employment at or after age 65, or who terminate employment before age 65 with at least five years of service. Benefits commence after termination of employment, but generally not before age 55. Retirement benefits are computed on the basis of pension credits for each year of the employee's service. Generally, an employee's pension credits will be equal to the sum of (i) 0.9% of the employee's high five-year average annual compensation, not in excess of the employee's Social Security "covered compensation" (as defined by Section 401(l)(5)(E) of the Internal Revenue Code) as of September 30, 1999, plus 1.5% of such average annual compensation in excess of "covered compensation," with such sum multiplied by the employee's years of credited service (up to 30 years) through September 30, 1999; plus (ii) 1.2% of the employee's annual compensation for each plan year beginning on or after October 1, 1999. The employee's annual retirement benefit, when paid as a life annuity commencing at age 65, will equal the total of the pension credits he has earned. If the individuals listed in the compensation table were to continue to be employees until their attainment of age 65 at the rate of compensation they received during fiscal 2000, their annual retirement benefits would be as follows: Joseph P. Keithley, $83,085; Mr. Rosica, $18,998; Mr. Patricy, $79,553; Mr. Plush, $59,028; and Mr. Willows, $16,679.

     Keithley Retirement Savings Trust and Plan. Effective January 1, 1988, the Company implemented the Keithley Instruments, Inc. Retirement Savings Trust and Plan (the "Plan"). The Plan permits all eligible employees of the Company and its subsidiaries who elect to participate in the Plan to make payroll deductions for contribution by the Company or subsidiary to the Plan. Payroll deductions cannot be less than 1% or more than 15% of a participant's total compensation (excluding certain fringe benefits and some types of incentive compensation) for the Plan year. The Plan qualifies under Sections 401(a), 401(k) and 501(a) of the Internal Revenue Code.

     The Plan provides for matching contributions at the Company's discretion which will not exceed 6% of a participant's compensation during the Plan year. All contributions under the Plan may be invested at the election of the participant in a variety of investment options. Participants' contributions are fully vested at all times. A participant's interest in the Company's contributions is fully vested after three years of eligible service with the Company.

     Keithley Instruments, Inc. Supplemental Deferral Plan. This Plan was implemented effective September 30, 1999, and permits all eligible employees and Directors of the Company to defer a minimum of $2,500 and up to a maximum of 100 percent of their eligible annual compensation. To be eligible to be selected for participation in this Plan, an employee must be compensated at a minimum defined annual compensation level. The Plan is a non-qualified plan and, as such, participants are unsecured general creditors of the Company. Amounts deferred under this plan may be invested at the discretion of the participant in a variety of investment options. Participants' contributions are fully vested at all times. A participant's interest in any Company contributions is fully vested after three years of completed Plan participation.

     2000 Annual Senior Manager Extra Compensation Plan. This plan provides additional compensation to executive officers based on consolidated corporate performance for the fiscal year ended September 30, 2000. Individual objectives also may be established. Extra compensation for the group of senior managers, including the executive officers of the Company, may not exceed 100% of each senior manager's October 1, 1999, base salary unless approved by the Company's Board of Directors. The additional compensation is based upon return on assets and sales or order growth for senior manager extra compensation.

     1984 Stock Option Plan. The 1984 Stock Option Plan expired by its terms on February 11, 1994. All options outstanding at the time of termination of this plan continue in full force and effect in accordance with and subject to their terms. The Plan provided for the issuance of "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code, and nonqualified stock options, for federal income tax purposes, to key employees.

     1992 Stock Incentive Plan. The 1992 Stock Incentive Plan provides for the issuance of "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code, nonqualified stock options and restricted stock to key employees. The primary features of the plan are summarized below.

     The 1992 Stock Incentive Plan is administered by the Compensation and Human Resources Committee. Incentive stock options and nonqualified stock options may be granted for terms of up to ten years. The option price of an incentive stock option is not less than 100% of the fair market value of the Common Shares on the date the option is granted. In the case of a participant owning more than 10% of the voting power of the Company's voting securities, the term of the incentive stock option must be no more than five years and the option price must be at least 110% of the fair market value of the Common Shares on the date the option is granted. The option price for Common Shares under a nonqualified stock option is determined by the Committee on the date such option is granted. The Committee may, at its discretion, grant stock appreciation rights that give the employee the right to be paid an amount equal to the excess of the market price of the Common Shares at the date of the exercise of the option over the option price. Payment of the stock appreciation right may be made in cash, Common Shares of the Company, or a combination thereof. The 1992 Stock Incentive Plan will expire by its terms on February 8, 2002. All options outstanding at the time of termination of this plan will continue in full force and effect in accordance with and subject to their terms.

     1992 Directors' Stock Option Plan. On February 15, 1997, the Company's Board of Directors terminated the 1992 Directors' Stock Option Plan. Prior to its termination, each individual who qualified as a nonemployee Director at the close of any annual meeting of the shareholders of the Company automatically was granted an option to purchase 1,200 Common Shares. The option price for each Common Share purchasable under an option was the fair market value of a Common Share on the date such option was granted. All options currently outstanding will continue in full force and effect in accordance with and subject to their terms. The 1992 Directors' Stock Option Plan has been replaced by the 1997 Directors' Stock Option Plan.

     1997 Director's Stock Option Plan. The 1997 Director's Stock Option Plan provides for the issuance of stock options to nonemployee Directors. At the close of each annual meeting of the shareholders of the Company, nonemployee Directors are automatically granted an option to purchase 10,000 Common Shares. The option price for each Common Share purchasable under an option is the fair market value of a Common Share on the date such option is granted as defined by the plan. The Board of Directors may, in its sole discretion, grant additional options under the plan for newly elected nonemployee Directors. The 1997 Director's Stock Option Plan will expire by its terms on February 15, 2007. All options outstanding at the time of termination of this plan will continue in full force and effect in accordance with and subject to their terms.

     1993 Employee Stock Purchase Plan. The 1993 Employee Stock Purchase Plan offers eligible employees of the Company the opportunity to acquire Common Shares at a discount and without incurring any material acquisition costs. Eligible employees can only participate in the Plan on a year-to-year basis, must enroll prior to the commencement of each Plan year and must authorize monthly payroll deductions. The purchase price of the Common Shares is 85 percent of the lower of the market price at the beginning or ending of the Plan year, which is on a calendar basis. Generally, all employees of the Company are eligible to participate in the Plan; however, temporary employees, employees who are customarily employed for less than five months in any calendar year, and employees who directly or indirectly own more than a 5% interest in the Company are not eligible to participate.

     The following table sets forth information concerning the compensation of the Chief Executive Officer of the Company and the four other Named Executive Officers of the Company as of September 30, 2000, during the fiscal years ended September 30, 2000, 1999 and 1998.

                           SUMMARY COMPENSATION TABLE

                                                                           LONG-TERM
                                              ANNUAL COMPENSATION         COMPENSATION
                                           -------------------------         AWARDS
                                                                          ------------      ALL OTHER
                                                                             STOCK           COMPEN-
  NAME AND PRINCIPAL POSITION    YEAR      SALARY ($)      BONUS ($)       OPTIONS #        SATION(1)
  ---------------------------    ----      ----------      ---------      ------------      ---------
Joseph P. Keithley               2000       324,138         450,000         120,000           4,908
  Chairman of the Board,         1999       303,225         360,000         144,000           2,908
  President and                  1998       284,500          48,500         126,000           2,436
  Chief Executive Officer
Gabriel A. Rosica                2000       239,286         275,000          55,000           4,912
  Senior Vice President and      1999       230,652         200,000          88,000           2,870
  General Manager                1998       223,932          25,000          42,000           2,490
David H. Patricy                 2000       178,536         200,000          48,000           4,825
  Vice President and General     1999       168,933         115,000          53,000           3,007
  Manager                        1998       157,875          24,000          53,000           2,493
Mark J. Plush                    2000       164,409         190,000          42,000           4,888
  Vice President and             1999       148,671         110,000          40,000           2,596
  Chief Financial Officer        1998       127,957          13,000          34,000           1,919

                                                                           LONG-TERM
                                              ANNUAL COMPENSATION         COMPENSATION
                                           -------------------------         AWARDS
                                                                          ------------      ALL OTHER
                                                                             STOCK           COMPEN-
  NAME AND PRINCIPAL POSITION    YEAR      SALARY ($)      BONUS ($)       OPTIONS #        SATION(1)
  ---------------------------    ----      ----------      ---------      ------------      ---------
D. Sherman Willows (2)           2000       155,415         180,000               0           4,901
  Vice President                 1999       127,957         113,250          16,000           2,972
  Worldwide Sales                1998            --              --              --              --

---------------

(1) Consists of matching contributions under the Company's Retirement Savings Trust and Plan which is intended to qualify under Section 1.401-1(b)(3) of the income tax regulations.

(2) Mr. Willows was appointed Vice President of Worldwide Sales effective February 13, 1999. The salary information shown for 1999 includes the full fiscal year; salary information for 1998 is not required to be reported.

                       OPTION GRANTS IN LAST FISCAL YEAR

                             INDIVIDUAL GRANTS
---------------------------------------------------------------------------
                                       % OF TOTAL                               POTENTIAL REALIZABLE
                                        OPTIONS                                   VALUE AT ASSUMED
                                        GRANTED                                ANNUAL RATES OF STOCK
                                           TO        EXERCISE                    PRICE APPRECIATION
                            OPTIONS    EMPLOYEES     OR BASE                      FOR OPTION TERM
                            GRANTED    IN FISCAL      PRICE      EXPIRATION    ----------------------
          NAME                (#)         YEAR        ($/SH)        DATE        5% ($)       10% ($)
          ----              -------    ----------    --------    ----------    ---------    ---------
Joseph P. Keithley......    120,000       20.5%      45.1250      8/01/10      3,405,464    8,630,115
Gabriel A. Rosica.......     55,000        9.4%      45.1250      8/01/10      1,560,838    3,955,470
David H. Patricy........     48,000        8.2%      45.1250      8/01/10      1,362,186    3,452,046
Mark J. Plush...........     42,000        7.2%      45.1250      8/01/10      1,191,913    3,020,540
D. Sherman Willows......          0         --            --           --             --           --

                 AGGREGATED OPTION EXERCISES IN FISCAL 2000 AND
                        SEPTEMBER 30, 2000 OPTION VALUES

                                       EXERCISED IN FISCAL
                                              2000                                              VALUE OF UNEXERCISED
                                     -----------------------            NUMBER OF                   IN-THE-MONEY
                                       SHARES                    UNEXERCISED OPTIONS AT              OPTIONS AT
                                      ACQUIRED       VALUE       SEPTEMBER 30, 2000 (#)        SEPTEMBER 30, 2000 ($)
                                     ON EXERCISE   REALIZED    ---------------------------   ---------------------------
               NAME                      (#)          ($)      EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
               ----                  -----------   --------    -----------   -------------   -----------   -------------
Joseph P. Keithley.................    253,000     8,767,031     114,000        357,000       7,524,625     18,618,688
Gabriel A. Rosica..................    148,400     4,887,345      12,500        176,500         803,516      9,394,859
David H. Patricy...................     66,280     2,278,877      48,000        140,000       3,188,812      7,276,812
Mark J. Plush......................    108,324     2,621,060      24,000        106,000       1,596,938      5,276,688
D. Sherman Willows.................     28,248       420,896      18,000         32,500       1,196,953      2,152,891

COMPENSATION AND HUMAN RESOURCES COMMITTEE REPORT

     The Company's Board of Directors has delegated to the Compensation and Human Resources Committee (the "Committee") the responsibility for evaluating and recommending for formal board approval the amounts of compensation paid to officers. The Committee is composed entirely of outside Directors.

     The guiding philosophy of the Company's executive compensation program is to attract, motivate and retain highly qualified senior managers to direct and grow the Company. Information is gathered to provide guidelines on pay for comparable positions in comparable industries. The pay of the officers is managed to assure that, in general, it falls between the median and the seventy-fifth percentiles of market survey averages. Beyond information that is available to the Company, the consulting firm iQuantic is used to analyze the competitiveness of the Company's compensation program.

     The program provides for a salary that is based upon individual performance, an annual bonus that is based upon the attainment of performance goals, and long-term incentives in the form of stock options. These programs
were described earlier on pages   THROUGH   of this Proxy Statement.

     The salary for each executive officer is set based upon data from the Company's compensation consultant, iQuantic. The information used is the range of salaries paid to individuals who hold similar positions or have similar responsibilities within companies or divisions of companies of similar size in the electronics industry some, but not all, of which are in the S&P Technology
Sector Index used in the performance graph on page   .

     The magnitude of the annual bonus that is paid to each officer is determined as follows. First, the targeted amount of bonus to be paid annually is determined through the use of salary survey information based on a percentage of annual salary. An appropriate mix of business unit and/or corporate financial measures and individual performance measures is then determined and a payout schedule is set based upon percentage attainment of the performance goals. The magnitude of these performance goals is set in participation with the Board to reflect the marketplace conditions and an expectation of continuous improvement. The bonus payment begins at 70% attainment of financial goals and cannot exceed the equivalent of annual salary without special Board approval.

     Prior to 1995, incentive stock options (ISOs) were used to provide long-term incentives to officers and other key employees. The ISOs currently outstanding have an option price equal to the market price at the time of grant, vest in four years and expire in ten years from the date of grant. Since 1995 non-qualified stock options have been used to provide long-term incentives to officers and other key employees. Each year a stock option grant is made for each officer based upon competitive market practices. Options generally vest in four years and expire in ten years from the date of grant and have an option price equal to the market price at the time of grant.

  Chief Executive Officer Compensation

     The Compensation and Human Resources Committee determined Mr. Keithley's compensation for fiscal 2000 based upon a number of criteria. The major facts that influenced the Committee's decisions were the median pay levels for CEOs in electronics firms of similar size, the performance of the Company in sales growth and level and quality of profits, and the general state of the electronic test and measurement industry.

     Mr. Keithley's base pay for 2000 was increased 7.6%. This increase leaves Mr. Keithley's base salary comparable to others in equivalent positions in the electronics industry.

Compensation and Human Resources Committee
R. Elton White, Chairman
James B. Griswold
Leon J. Hendrix, Jr.
William Hudson

AUDIT COMMITTEE REPORT

     The Audit Committee of the Board of Directors oversees the Company's financial reporting process on behalf of the Board of Directors. The Committee is comprised of four independent directors as defined under the rules of the New York Stock Exchange and operates under a written charter adopted by the Board of Directors and included as Appendix A to this proxy statement. In fulfilling its oversight responsibilities, the Committee reviewed the audited financial statements in the Annual Report on Form 10-K for the year ended September 30, 2000 with management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls.

     The Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the Committee under generally accepted auditing standards. In addition, the Committee has discussed with the independent auditors the auditors' independence from management and the Company, including the matters in the written disclosures required by the Independence Standards Board.

     The Committee discussed with the Company's independent auditors the overall scope and plans for their audit. The Committee meets with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting.

     Based on the reviews and discussions referred to above, the Committee recommended to the Board of Directors, and the Board has approved, that the audited financial statements be included in the Annual Report on Form 10-K for the year ended September 30, 2000 for filing with the Securities and Exchange Commission.

Audit Committee
James T. Bartlett, Chairman
Brian R. Bachman
James B. Griswold
R. Elton White

                           COMPANY STOCK PERFORMANCE

     The following performance graph compares the five-year cumulative return from investing $100 on September 30, 1995 in each of the Company's Common Shares, the Russell 2000 Index and the Standard & Poor's High Technology Composite Index, with dividends assumed to be reinvested when received.

                COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN*
            AMONG KEITHLEY INSTRUMENTS, INC., THE RUSSELL 2000 INDEX
                     AND THE S & P TECHNOLOGY SECTOR INDEX
[PERFORMANCE GRAPH]

                                               KEITHLEY INSTRUMENTS, INC.         RUSSELL 2000            S&P TECHNOLOGY SECTOR
                                               --------------------------         ------------            ---------------------
9/95                                                       100                         100                         100
9/96                                                        60                         113                         123
9/97                                                        82                         151                         200
9/98                                                        35                         122                         226
9/99                                                       100                         145                         395
9/00                                                      1000                         162                         472

     *$100 INVESTED ON 09/30/95 IN STOCK OR INDEX,
     INCLUDING REINVESTMENT OF DIVIDENDS.
     FISCAL YEAR ENDING SEPTEMBER 30.

                                     ITEM THREE:
                 PROPOSAL TO AMEND THE COMPANY'S AMENDED ARTICLES OF
          INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED COMMON SHARES

     The Board of Directors has unanimously approved and recommended that the shareholders adopt an amendment to the Company's Articles to increase the number of authorized Common Shares to 89 million shares, consisting of 80 million Common Shares and 9 million Class B Shares. The additional Common Shares for which authorization is sought would have the same rights and privileges as the Common Shares presently outstanding. Holders of Common Shares have no preemptive rights to subscribe to or for any additional shares of the Company.

     General. Under the proposal, division A of Article IV of the Articles would be amended and restated as follows:
        A. Classes and Number of Shares. The total number of shares of all classes of capital stock which the Corporation shall have authority to issue is 89,000,000 shares, consisting of 80,000,000 Common Shares, without par value (hereinafter the "Common Shares") and 9,000,000 Class B Common Shares, without par value (hereinafter the "Class B Common Shares")

     Vote Required. Under the Company's Articles, the affirmative vote of a majority of the issued and outstanding Common Shares and the affirmative vote of the majority of the issued and outstanding Common Shares and Class B Shares combined is required for approval.

     Purpose and Effects of the Amendment. As of December 19, 2000, 13,477,874 Common Shares were issued and outstanding and approximately 259,100 Common Shares were held in treasury. Approximately 4,084,439 Common Shares were reserved for issuance under stock option and stock purchase plans and approximately 2,163,582 Common Shares were reserved for issuance upon conversion of Class B Shares.

     As of such date, excluding Common Shares already reserved as described above, a balance of 10,015,005 authorized Common Shares would have been available for issuance without shareholder action. Because such a large percentage of the Company's authorized shares have been issued, the Board of Directors believes that the Company's Articles should be amended to allow for the issuance of additional shares of Common Shares by the Board from time to time for proper corporate purposes. The Company may use additional authorized (but unissued) stock in connection with a stock split or payment of a stock dividend; the public offering of Common Shares to raise additional capital; corporate acquisitions, mergers or strategic alliances; funding new business plans and other general corporate purposes. For example, the Company issued approximately 5.5 million Common Shares pursuant to a two-for-one stock split in June 2000 and approximately 2.2 million Common Shares pursuant to a two-for-one stock split in November 1995. Although there can be no assurance that similar issuances will occur in the future, the Board believes it is advisable to have Common Shares available for such issuances if conditions warrant. The Board has, therefore, approved and recommends the shareholders adopt, an amendment to the Company's Articles which increases the number of Common Shares which the Company is authorized to issue from 30,000,000 Common Shares to 80,000,000 which, combined with the 9,000,000 authorized Class B Shares, equals a total of 89,000,000 authorized shares.

     While the Company has no present plan, agreement or commitment for the issuance of additional Common Shares other than pursuant to existing employee benefit plans or the conversion of Class B Shares, the Company's Board of Directors believes that the number of Common Shares available for issuance may be insufficient to meet the future needs of the company. By authorizing the shares in advance of such need, the Company may be able to avoid the need to obtain shareholder approval in the future, unless required by applicable law, the New York Stock Exchange or contractual agreements. Passage of the proposal might also enable the Company to avoid incurring the delay and significant expense that would accompany a future request for shareholder approval. Increasing the number of Common Shares will give the Company greater flexibility in responding quickly to advantageous business opportunities. Furthermore, the Board of Directors does not intend to issue any Common Shares, except on terms which the Board of Directors deems to be in the best interests of the Company and its shareholders.

     Although a proposal to increase the authorized capital stock of a company may be construed as having an anti-takeover effect, neither the management of the Company nor its Board of Directors views this proposal in that perspective. This proposal has not been prompted by an effort by anyone to gain control of the Company, and the Company is not aware of any such attempt. However, the authorized and unissued Common Shares could be issued for the purpose of discouraging an attempt by another person or entity, through the acquisition of a substantial number of Common Shares, to acquire control of the Company with a view to effecting a merger, sale of the Company's assets, or similar transaction, since the issuance of Common Shares could be used to dilute the share ownership or voting rights of such a person or entity. Further, any of such authorized but unissued Common Shares could be privately placed with purchasers who might support incumbent management, making a change in control of the Company more difficult.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THIS PROPOSAL.

                                   ITEM FOUR:
                    PROPOSAL TO APPROVE AN AMENDMENT TO THE
            ARTICLES OF INCORPORATION TO ELIMINATE CUMULATIVE VOTING

     The Board of Directors has unanimously approved and recommended that the shareholders adopt an amendment to the Company's Articles to eliminate cumulative voting in the election of Directors. Under the proposal, the following ARTICLE XI would be added to the Company's Articles:

                                   ARTICLE XI

             Notwithstanding any provision hereof or of Chapter 1701 of the Ohio Revised Code, now or hereafter in effect, no shareholder may cumulate such shareholder's voting power in the election of directors.

     Vote Required. Under the Company's Articles, the affirmative vote of a majority of the issued and outstanding Common Shares and the affirmative vote of the majority of the issued and outstanding Common Shares and Class B Shares combined is required for approval.

     Purpose and Effects of the Amendment. In an election of Directors under cumulative voting, each share has a number of votes equal to the number of Directors to be elected, and each shareholder may cast all of his votes for a single candidate or allocate them among as many candidates and in such proportions as he chooses. Under cumulative voting, minority shareholders may cast all their votes for one candidate (instead of spreading their votes equally among all candidates) and may elect one or more candidates to the Board of Directors, who would not otherwise have received sufficient votes to be elected. Without cumulative voting, each shareholder would be entitled to cast one vote per share for a candidate for Director so that the holders of a majority of shares would have the power to elect the entire Board of Directors. If the proposal to eliminate cumulative voting is approved, the ability of minority shareholders to elect a representative to the Board of Directors without the cooperation of the shareholders owning a majority of the common shares would be greatly reduced, if not eliminated. Therefore, the proposal could have an anti-takeover effect and the effect of entrenching current management.

     The holders of the Company's Common Shares have the right to elect one-fourth of the Directors pursuant to the Company's Articles ensuring those holders representation on the Board. Since cumulative voting could permit holders of a minority of Common Shares to elect one or more Directors to the Board of Directors, this proposal would help prevent special interest groups from electing a Director who does not serve the interest of all shareholders. The proposal eliminates the possession of rights by shareholders that are disproportionate to their respective share holdings.

     While the elimination of cumulative voting may impact the voting rights of certain minority shareholders, cumulative voting creates an administrative expense and burden to administer for the Company. Further, the Company's shareholders, as a matter of practice, do not exercise the right of cumulative voting in the election of the Directors.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THIS PROPOSAL.

                                 OTHER MATTERS

     The firm of PricewaterhouseCoopers LLP served as the independent auditors for the fiscal year ended September 30, 2000, and the Company has selected PricewaterhouseCoopers LLP to so serve for the fiscal year ending September 30, 2001. A representative of PricewaterhouseCoopers LLP is expected to be present at the Annual Meeting, and he will have an opportunity to make a statement if he so desires. The representative will also be available to respond to appropriate questions from shareholders.

     Reports will be laid before the meeting, including a letter from the Chairman of the Board, Chief Executive Officer and the President which accompanies the financial statements of the Company, and the report of independent accountants. The Board of Directors does not contemplate and does not intend to present for consideration the taking of action by shareholders with respect to any reports to be laid before the meeting or with respect to the minutes of the Annual Meeting held on February 12, 2000, which will be read at the meeting on February 17, 2001, unless a motion to dispense with a reading is adopted.

     The Board of Directors of the Company is not aware of any matter to come before the meeting other than those mentioned in the accompanying Notice. However, if other matters shall properly come before the meeting, it is the intention of the persons named in the accompanying Proxy to vote in accordance with their best judgment on such matters.

     Any shareholder proposal intended to be presented at the Annual Meeting of Shareholders to be held in 2002 in compliance with Rule 14a-8 promulgated under the Exchange Act must be received by the Company's Chairman and Chief Executive Officer at its principal executive offices not later than August 30, 2001, for inclusion in the Board of Directors' Proxy Statement and form of Proxy relating to that meeting. Each proposal submitted should be accompanied by the name and address of the shareholder submitting the proposal and the number of Common Shares and/or Class B Common Shares owned. If the proponent is not a shareholder of record, proof of beneficial ownership should be submitted. For those shareholder proposals which are not submitted in accordance with Rule 14a-8, the appointed proxies may exercise their discretionary voting authority for any proposal received after November 14, 2001, without any discussion of the proposal in the Company's proxy statement.

     Upon the receipt of a written request from any shareholder entitled to vote at the forthcoming Annual Meeting, the Company will mail, at no charge to the shareholder, a copy of the Company's Annual Report on Form 10-K, including the financial statements and schedules required to be filed with the Securities and Exchange Commission pursuant to Rule 13a-1 under the Securities Exchange Act of 1934, as amended, for the Company's most recent fiscal year. Requests from beneficial owners of the Company's voting securities must set forth a good faith representation that as of the record date for the Annual Meeting, the person making the request was the beneficial owner of securities entitled to vote at such Annual Meeting. Written requests for such report should be directed to:

                                 Mark J. Plush
                   Vice President and Chief Financial Officer
                           Keithley Instruments, Inc.
                               28775 Aurora Road
                               Solon, Ohio 44139

     You are urged to sign and return your Proxy promptly in order to make certain your shares will be voted at the Annual Meeting. For your convenience, a return envelope is enclosed requiring no additional postage if mailed in the United States.

                                            By Order of the Board of Directors,

                                            /s/ John M. Gherlein
                                            JOHN M. GHERLEIN
                                            Secretary

December 29, 2000

                                                                      APPENDIX A

               KEITHLEY INSTRUMENTS, INC. AUDIT COMMITTEE CHARTER

     The Audit Committee assists the Board of Directors in fulfilling its fiduciary responsibility by serving as an informed and effective overseer of the financial reporting process, including the company's internal controls, the independent audit and the internal audit process.

     The Committee shall be composed of at least three directors who are free of any relationship that, in the opinion on the Board of Directors, would interfere with their exercise of independent judgement as a Committee member. Each member shall have adequate financial experience with one member possessing accounting or related financial management expertise, as the Board of Directors interprets such qualifications in its business judgment.

     Committee members will maintain an awareness of the Corporation's operations and be cognizant of the factors that could contribute to an increased risk of inaccurate, biased, misleading, or fraudulent reporting. All reasonable resources required to discharge responsibilities will be employed.

     The Committee shall be responsible for the selection of the independent auditors, subject to full Board approval, and the independent auditors shall be accountable to the Board and the Committee. As part of its effectiveness, the Committee will maintain free and open communications between the directors, the independent auditors, and the financial management of the Corporation. The Committee should meet at least twice annually or more frequently if circumstances make that preferable.

     In carrying out these responsibilities, the Audit Committee will:

     1. Confirm and assure the independence of the outside auditor with regard to the company by periodically reviewing formal written statements delineating all relationships between the auditor and the company, and by discussing such findings with the independent auditor.

     2. Meet with the independent auditors and the Corporation's financial management to review the scope of the current year's audit and the processes to be followed to detect fraud or internal control weakness.

     3. Review the annual financial statements with the auditors to determine that the independent auditors are satisfied that the disclosure and content meet applicable standards.

     4. Review the independent auditors' findings and recommendations at the conclusion of each audit. Review effects of new accounting pronouncements. Consider impact of significant tax issues or IRS audits.

     5.  Meet privately with the independent auditors concerning:

        - The quality and depth of staffing in the financial auditing areas;

        - Major concerns;

        - Any other matters which should be called to the Committee's attention.

     6. Ascertain that management is constantly striving to satisfy its responsibility for providing adequate internal control in the Corporation's systems by regular evaluation and review of overall internal control systems and their effectiveness with the independent auditors.

     7. Periodically review the need for an internal audit function and/or its effectiveness and make appropriate recommendations.

     8. Review management's program to monitor compliance with the corporate code of conduct annually.

        - Obtain signed acknowledgements from management personnel on business ethics practices.

        - Focus on controls to expose payments, transactions, procedures which might be illegal or improper.

        - Review procedures for determining level of officers' expenses and prerequisites.

     9. Meet regularly and report activities to the Board; provide copies of all meeting minutes to Board members.

     10. Review and reassess the adequacy of the Audit Committee Charter on an annual basis.

                             KEITHLEY INSTRUMENTS, INC.

                                    COMMON SHARES
                 PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                OF THE COMPANY FOR THE ANNUAL MEETING OF SHAREHOLDERS
                      TO BE HELD ON SATURDAY, FEBRUARY 17, 2001

P        The undersigned hereby appoints JOSEPH P. KEITHLEY and MARK J.
R        PLUSH and each of them, as Proxy holders and attorneys, with full
O        power of substitution, to appear and vote all the Common Shares of
X        Keithley Instruments, Inc. which the undersigned shall be entitled
Y to vote at the Annual Meeting of Shareholders of the Company to be held February 17, 2001, and at any postponements or adjournments thereof, and directs said proxies to vote as specified herein on the matters set forth in the notice of the meeting, and to transact such other business as may properly come before the Annual Meeting or any adjournment thereof, hereby revoking any and all proxies heretofore given.


                ELECTION OF DIRECTORS, Nominees:

                Joseph P. Keithley; Brian R. Bachman; James T Bartlett*;
                Dr. Arden L. Bement, Jr.; James B. Griswold; Leon J.
                Hendrix, Jr.*;
                William J. Hudson, Jr.; and R. Elton White

                *Elected by holders of Common Shares only.

    YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOXES, SEE REVERSE SIDE, BUT YOU NEED NOT MARK ANY BOXES IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS. THE PROXIES NAMED ABOVE CANNOT VOTE YOUR SHARES UNLESS YOU SIGN AND RETURN THIS CARD.


--------------------------------------------------------------------------------

                            - FOLD AND DETACH HERE -

                                  [GRAPHIC]

 [X]     PLEASE MARK YOUR
         VOTES AS IN THIS
         EXAMPLE.



This Proxy when property executed will be voted in the manner directed herein by the shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ITEM 1,
ITEM 2, ITEM 3 AND 4.

 THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEM 1, ITEM 2, ITEM 3 AND ITEM 4.

                                         FOR    WITHHELD                                                     FOR   AGAINST  ABSTAIN

          Item 1. Proposal to fix the    [ ]      [ ]     Item 2. Election of Directors                      [ ]     [ ]      [ ]
                  number of Directors                             (see reverse)
                  of the Company at nine

          To withhold authority to vote for any           Item 3. Proposal to amend the Company's Articles   [ ]     [ ]      [ ]
          individual nominee(s), Write the name                   of Incorporation to increase the number
          if the nominee(s) in the space provided                 of authorized Common Shares.
          below
                                                          Item 4. Proposal to approve an amendment to the    [ ]     [ ]      [ ]
          ----------------------------------------                Articles of Incorporation to eliminate
                                                                  cumulative voting in the election of
                                                                  Directors.

                                                                  In their discretion, the proxies are
                                                                  authorized to vote upon such other business
                                                                  as may properly come before the meeting.

                                                                  The signer hereby revokes all proxies
                                                                  heretofore given by the signer to vote at
                                                                  said meeting or any adjournments thereof.
                                                                  NOTE: Please sign name(s) exactly as printed
                                                                  hereon. Joint owners should each sign
                                                                  Persons signing as executors,
                                                                  administrators, trustees or in similar
                                                                  capacities should so indicate.


                                                                  -------------------------------------------------------



                                                                  -------------------------------------------------------
PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY,       SIGNATURE(S)                                    DATE
USING THE ENCLOSED ENVELOPE

-----------------------------------------------------------------------------

                            - FOLD AND DETACH HERE -





                                    KEITHLEY

                         ANNUAL MEETING OF SHAREHOLDERS
                               FEBRUARY 17, 2001
                                   12:00 NOON























                                  COMMON SHARES

                             KEITHLEY INSTRUMENTS, INC.

                                CLASS B COMMON SHARES
                 PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                OF THE COMPANY FOR THE ANNUAL MEETING OF SHAREHOLDERS
                      TO BE HELD ON SATURDAY, FEBRUARY 17, 2001
P        The undersigned hereby appoints JOSEPH P. KEITHLEY and MARK J.
R        PLUSH and each of them, as Proxy holders and attorneys, with full
O        power of substitution, to appear and vote all the Class B Common
X        Shares of Keithley Instruments, Inc. which the undersigned shall be
Y entitled to vote at the Annual Meeting of Shareholders of the Company to be held February 17, 2001, and at any postponements or adjournments thereof, and directs said proxies to vote as specified herein on the matters set forth in the notice of the meeting, and to transact such other business as may properly come before the Annual Meeting or any adjournment thereof, hereby revoking any and all proxies heretofore given.


                ELECTION OF DIRECTORS, Nominees:

                Joseph P. Keithley; Brian R. Bachman; Dr. Arden L. Bement, Jr.;
                James B. Griswold; William J. Hudson, Jr.; and R. Elton
                White

    YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOXES, SEE REVERSE SIDE, BUT YOU NEED NOT MARK ANY BOXES IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS. THE PROXIES NAMED ABOVE CANNOT VOTE YOUR SHARES UNLESS YOU SIGN AND RETURN THIS CARD.



--------------------------------------------------------------------------------

                            - FOLD AND DETACH HERE -

                                  [GRAPHIC]

         [ X ]    PLEASE MARK YOUR
                  VOTES AS IN THIS
                  EXAMPLE.


This Proxy when properly executed will be voted in the manner directed herein by the shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ITEM 1,
ITEM 2, ITEM 3 AND 4.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEM 1, ITEM 2, ITEM 3 AND ITEM 4.



                                            FOR    WITHHELD                                         FOR    AGAINST   ABSTAIN

Item 1. Proposal to fix the                [   ]    [   ]      Item 2. Election of Directors       [   ]    [   ]     [   ]
        number of Directors                                            (see reverse)
        of the Company at nine

                                                               Item 3. Proposal to amend
To withhold authority to vote for any                                  the Company's Articles
individual nominee(s), write the name                                  of Incorporation to         [   ]    [   ]     [   ]
of the nominee(s) in the space                                         increase the number of
provided below.                                                        authorized Common Shares

--------------------------------------

                                                               Item 4. Proposal to approve an
                                                                       amendment to the Articles   [   ]    [   ]     [   ]
                                                                       of Incorporation to
                                                                       eliminate cumulative
                                                                       voting in the election of
                                                                       Directors

                                                               In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

                                                               The signer hereby revokes all proxies heretofore given by the signer to vote at said meeting or any adjournments thereof. NOTE: Please sign name(s) exactly as printed hereon. Joint owners should each sign. Persons signing as executors, administrators, trustees or in similar capacities should so indicate.

                                                               ---------------------------------------------------------------------

                                                               ---------------------------------------------------------------------
PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD              SIGNATURE(S)                                     DATE
PROMPTLY, USING THE  ENCLOSED ENVELOPE

------------------------------------------------------------------------------------------------------------------------------------


                            - FOLD AND DETACH HERE -




                                [KEITHLEY LOGO]



                         ANNUAL MEETING OF SHAREHOLDERS

                               FEBRUARY 17, 2001

                                   12:00 NOON






                                 COMMON SHARES